                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                   ----------

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         PentaStar Communications, Inc.
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                (Name of Registrant as Specified in Its Charter)


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        (Name of Person Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)     Amount Previously Paid:
        (2)     Form, Schedule or Registration Statement No.:
        (3)     Filing Party:
        (4)     Date Filed:

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                                [PENTASTAR LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of PentaStar Communications, Inc.

     Notice is hereby given that the Annual Meeting of Shareholders of PentaStar Communications, Inc., a Delaware corporation, will be held at The Oxford Hotel at 1600 17th Street, Denver, Colorado, 80202 on Wednesday, May 31, 2000 at 10:00 am, Denver time, for the following purpose:

          1. To elect two directors to the Board of Directors for the ensuing year;

          2. To approve an amendment to the PentaStar Communications, Inc. Stock Option Plan which will increase the number of shares under the plan by 500,000 shares;

          3. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on May 3, 2000 will be entitled to vote at the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please mark, sign and promptly return the enclosed proxy as soon as possible in the postpaid envelope provided. If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.

                                            Sincerely,

                                                  /s/ ROBERT S. LAZZERI
                                            ------------------------------------
                                                     Robert S. Lazzeri
                                            Chief Executive Officer and Director

Denver, CO 80202
May 5, 2000
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                                [PENTASTAR LOGO]

                                PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of PentaStar Communications, Inc. (the "Company" or "PentaStar"), in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, May 31, 2000, at 10:00 A.M., Denver time, at The Oxford Hotel at 1600 17th Street, Denver, Colorado, 80202, and at any postponement or adjournment thereof (the "Annual Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement and the enclosed proxy card were first mailed to shareholders of the Company on or about May 5, 2000, accompanied by the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, and the Company incorporates the contents of such report herein by reference thereto. The principal executive offices of the Company are located at 1522 Blake St., Denver, Colorado, 80202.

     At the Annual Meeting, the following matters will be considered and voted upon:

          1. The election of two directors to the Board of Directors for the ensuing year;

          2. The approval of an amendment to the PentaStar Communications, Inc. Stock Option Plan (the "Stock Option Plan") which will increase the number of shares under the plan by 500,000 shares;

          3. Such other business as may properly come before the meeting.
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                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's Annual Meeting, shareholders will vote on the matters outlined in the notice of meeting on the cover page of this proxy statement, including election of directors and the approval of an amendment to the Stock Option Plan.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, May 3, 2000 (the "Record Date"), are entitled to vote at the Annual Meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE BOARD'S RECOMMENDATIONS ON THE PROPOSALS?

     The Board of Directors recommends a vote FOR each of the nominees and the amendment to the Stock Option Plan.

HOW DO I VOTE?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes, you have the right to revoke your proxy at any time before the Annual Meeting by notifying the Secretary of the Company in writing, voting in person or returning a later-dated proxy card.

WHO WILL COUNT THE VOTE?

     American Securities Transfer & Trust, Inc., ("AST") will count the votes and act as the inspector of election.

WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

     The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, AST at (303) 986-5400 or for shares that are held in "street name," by contacting the broker or bank who holds your shares.

HOW MANY VOTES DO I HAVE?

     Holders of record of shares of common stock at the close of business on the Record Date will be entitled to one vote for each share held. As of April 25, 2000, there were 4,915,382 shares of common stock outstanding.

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WHAT IS A "QUORUM"?

     A "quorum" is a majority of the outstanding shares entitled to vote. They may be present in person or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees for which the Company receives a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

     For the election of the Class I directors, once a quorum has been established, the nominees for director who receive the most votes will become Class I directors of the Company.

     For the amendment to the Stock Option Plan, the affirmative vote of a majority of the votes cast is required for the approval of the amendment to the Stock Option Plan. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

WHAT HAPPENS IF I ABSTAIN?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

HOW WILL THE COMPANY SOLICIT PROXIES?

     AST was retained by the Company to assist in the distribution of the proxy materials. The cost of soliciting proxies, which will be conducted by mail, will be borne by the Company. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of the Company without additional compensation.

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                             ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)

     Our certificate of incorporation and bylaws provide that the number of directors shall be determined from time to time by the Board of Directors. The Board of Directors has fixed the number of directors at five. Our certificate of incorporation provides for, among other things, a classified Board of Directors. The certificate of incorporation states that the Board of Directors will be divided into three classes (Class I, Class II and Class III), serving staggered three-year terms with each class to be nearly equal in number as possible. At the Annual Meeting of shareholders the Class I directors will be elected to serve for a term until the 2003 annual meeting and until their successors have been elected and qualified.

     Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to the Board of Directors listed below. Each nominee has consented to serve if elected. Although the members of the Board of Directors of the Company have no reason to believe that the nominees will be unable to serve, in the event that such a contingency should arise, the Board of Directors may designate a substitute. In that case, the accompanying proxy will be voted for a substitute (or substitutes) designated by the Board of Directors.

DIRECTORS STANDING FOR ELECTION FOR TERMS EXPIRING IN 2003

     The Board of Directors has nominated Carleton A. Brown and Reynaldo U. Ortiz for election as Class I directors. Both of the nominees are presently directors of the Company whose terms expire at the Annual Meeting. The nominees for election as Class I directors are:

CARLETON A. BROWN

     Mr. Brown, age 52, has served as a director of PentaStar since August 1999. Since July 1998, Mr. Brown has served as executive vice president-corporate development of Orion Systems, Inc., a start-up competitive local exchange carrier or CLEC and Internet telephony company. From October 1996 to January 1998, Mr. Brown served as senior vice president of global sales and marketing for Intergram International, Inc., an Internet-based telecommunications messaging company. From November 1994 to September 1996, Mr. Brown served as president and chief executive officer of American Lightwave Systems, Inc., a worldwide provider of broadband video solutions. From January 1994 to November 1994, Mr. Brown served as president and chief executive officer of ATx Telecom Systems, Inc., a network technology solutions company. From January 1992 to January 1994, Mr. Brown served as senior vice president and general manager of Teleport Communications Group, a national CLEC. Mr. Brown also was president and chief operating officer of Alcatel Network Systems, a communications technology company, and served as president, Southwest division, of MCI. He holds a B.S. degree from Norwich University and an M.B.A. from Fairleigh Dickinson University.

REYNALDO U. ORTIZ

     Mr. Ortiz, age 52, has served as a director of PentaStar since October 26, 1999. Since July 1999, Mr. Ortiz has been president and chief executive officer of Highpoint Telecommunications, Inc., a company engaged in providing international facilities-based voice and data services in North America and Europe. From January 1999 until July 1999, Mr. Ortiz performed work related to the development and formation of Highpoint. From October 1997 until December 1998, Mr. Ortiz served as managing director and senior vice president, international for Qwest Communications International. From May 1997 until October 1997, Mr. Ortiz served as a consultant to Qwest and the Anshutz Corporation, a company involved in the telecommunications, railroad and other industries. From July 1996 until May 1997, Mr. Ortiz was president and chief executive officer of SOPHIA Communications, Inc., a two-way wireless data messaging network service company. From March 1996 until July 1996, Mr. Ortiz was president and chief executive officer of LYNCSTAR Integrated Communications, LLC, a company he founded which focused on providing wireless cable television and telephone service for multi-dwelling complexes. From October 1995 to March 1996, Mr. Ortiz was chairman of the strategic alliances and development group, and from December 1993 to

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October 1995, was the chief executive officer of the Jones Education Network, of
Jones International, Inc., a cable television and interactive multimedia company. From 1986 to 1993, Mr. Ortiz held various positions at U S WEST Communications, Inc., including president and chief executive officer of U S
WEST New Vector Group (U S WEST's cellular and paging subsidiary), president and chief executive officer of U S WEST International, Inc., and vice president of development and ventures of U S WEST Diversified Group. Since September 1999,
Mr. Ortiz has been a director of Global Light Telecommunications, Inc., a company with interests in companies engaged in international voice, data and Internet services. Global Light is listed on the American Stock Exchange. Since April 1992, he has been a director of Public Service Company of New Mexico, a public utility company primarily engaged in the generation, transmission and sale of electricity and natural gas in the state of New Mexico. Public Service Company of New Mexico is listed on the New York Stock Exchange. Mr. Ortiz holds a B.S. degree from New Mexico State University and a M.S. in Management from Stanford University.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

DIRECTORS CONTINUING IN OFFICE

     The following Class II director is serving a term that expires at the 2001 annual meeting:

ROBERT S. LAZZERI

     Mr. Lazzeri, age 38, has served as the Company's chief executive officer and a director since October 26, 1999. From October 1989 to his employment by the Company, Mr. Lazzeri worked for Daniels & Associates, L.P., a leading international telecommunications investment banking firm, most recently as a senior vice president. While at Daniels & Associates, Mr. Lazzeri specialized in providing merger, acquisition and advisory services to clients in the wired and wireless telecommunications industry, participating in over 100 telecommunications transactions. He holds a B.S. degree from the University of Colorado.

     The following Class III directors are serving a term that expires at the 2002 annual meeting:

RICHARD M. TYLER

     Mr. Tyler, age 42, has been vice president, secretary and a director of the Company from March 1999 to April 24, 2000, at which time Mr. Tyler resigned as vice president and secretary. Mr. Tyler continues as a director of the Company. Since November 1988 he has been a member (or a partner in the predecessor partnership), of BACE Investments, LLC, a significant shareholder of the Company, and BACE Industries, LLC, a private company that has completed consolidations in several industries. Mr. Tyler has been an executive officer or director of various companies for which BACE Industries has led consolidation efforts. Those companies include BACE Plastics Group, Inc. from March 1989 to March 1995, SoftWorld Services Corporation from January 1995 to November 1996, and RentX Industries, Inc. from March 1996 to July 1999. He holds a B.A. degree from The Colorado College.

CRAIG J. ZOELLNER

     Mr. Zoellner, age 42, has served as a director and treasurer of the Company from March 1999. From October 26, 1999, he has also served as a vice president of the Company. Effective April 24, 2000, Mr. Zoellner resigned as the Company's treasurer and vice president, but assumed the role as the Company's secretary. Since November 1988 he has been a member (or a partner in the predecessor partnership), of BACE Investments, LLC and BACE Industries, LLC. Mr. Zoellner has been an executive officer or director of various companies for which BACE Industries has led consolidation efforts. Those companies include BACE Plastics Group, Inc. from March 1989 to March 1995, SoftWorld Services Corporation from January 1995 to November 1996, and RentX Industries, Inc. from March 1996 to July 1999. He holds a B.A. degree from The Colorado College and an M.B.A. from the Stanford Graduate School of Business.
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BOARD MEETINGS AND COMMITTEES; MANAGEMENT MATTERS

     During the fiscal year ended December 31, 1999, the Board of Directors held two regular meetings and acted by written consent fourteen times as if such action had been taken at a meeting of the Board of Directors. All directors attended at least 75% of such meetings during their tenure as a director.

     The Board of Directors has two committees, a compensation committee and an audit committee.

     The compensation committee consists of Mr. Brown, Mr. Zoellner and Mr. Tyler. The compensation committee makes recommendations to the Board of Directors regarding compensation and benefits for PentaStar's executive officers. The compensation committee held no meetings during the period from October 26, 1999 to December 31, 1999.

     The audit committee consists of Mr. Brown, Mr. Ortiz and Mr. Zoellner. The functions of the audit committee are to:

     - review the scope of the audit procedures utilized by our independent auditors;

     - review with the independent auditors our accounting practices and policies;

     - consult with the Company's independent auditors during the year;

     - approve the audit fee charged by the independent auditors; and

     - report to the Board of Directors with respect to these matters and to recommend the selection of independent auditors.

     The audit committee held no meetings during the period from October 26, 1999 to December 31, 1999.

     The Company has no nominating committee.

DIRECTOR COMPENSATION

     Directors who are not receiving compensation as officers, employees or consultants are entitled to receive an annual retainer fee of $5,000 and to be reimbursed for expenses incurred in connection with each meeting of the Board of Directors attended in person. In addition, each of these directors receives a grant of options to acquire 10,000 shares of common stock under our Stock Option Plan upon becoming a director and an annual grant of options to purchase 5,000 shares of common stock on each annual meeting date on which the individual is still a director.

                       AMENDMENT TO THE STOCK OPTION PLAN
                                 (PROXY ITEM 2)

STOCK OPTION PLAN

     PentaStar's Stock Option Plan was adopted on August 13, 1999. The plan will terminate on the tenth anniversary of the date of its adoption, unless earlier terminated by the Board of Directors pursuant to the terms of the plan. The plan is administered by the Board of Directors.

     Our shareholders are being asked to approve an amendment to the Stock Option Plan which will increase the number of shares of common stock reserved for issuance under the Stock Option Plan by 500,000 shares.

     The amendment is designed to ensure that we can continue to grant stock options at levels determined appropriate by the Board of Directors. Stock options serve as an incentive, which reward employees for their performance and for business successes, reflected in the stock price appreciation. PentaStar has granted options to purchase 735,170 shares of its common stock and 264,830 shares remain available for future grants. PentaStar's business plan provides for future growth through acquisitions of other communications services agents. An important aspect of our acquisition strategy is the ability to provide personnel of the acquired companies with the opportunity to participate in the Stock Option Plan. The Board of Directors believes that

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in order to attract, motivate and retain highly qualified employees and to provide such employees adequate incentive through their proprietary interest in the Company, it is necessary to increase the number of shares available for issuance under the Stock Option Plan by increasing the number of shares of common stock reserved for issuance under the Stock Option Plan.

     Set forth below is a summary of the essential features of the Stock Option Plan.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE PENTASTAR COMMUNICATIONS, INC. STOCK OPTION PLAN

     The essential features of the Stock Option Plan are outlined below:

STOCK OPTION PLAN

     Grants may be made to full-time employees of PentaStar or any of its subsidiaries and non-employees selected by the Board of Directors or the committee appointed by the Board of Directors to administer the Stock Option Plan, in their discretion, whose judgment, initiative and efforts are, or will be, important to the successful conduct of its business. Grants under the Stock Option Plan may consist of:

     - options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code ("ISO's); and

     - options that are not intended to so qualify (non-statutory stock options or "NSO's").

     The Stock Option Plan currently provides for the issuance of 1,000,000 shares pursuant to the exercise of options granted under the Stock Option Plan. An additional 500,000 shares will become available for future grants upon shareholder approval of this proposal. As of April 25, 2000, the closing price of the common stock was $19.50.

     The Board of Directors or a committee appointed by the Board of Directors determines the exercise price of options granted under the Stock Option Plan in accordance with the guidelines set forth in the Stock Option Plan. The exercise price of incentive stock options granted pursuant to the Stock Option Plan cannot be less than 100% of the fair market value of the common stock on the date of the grant and the term of these options cannot exceed ten years. The exercise price of incentive stock options granted to any person who at the time of grant owns stock representing more than 10% of the total combined voting power of all classes of PentaStar's capital stock or any of its affiliates must be at least 110% of the fair market value of PentaStar's common stock on the date of grant and the term of these incentive stock options cannot exceed five years. PentaStar, as a condition to its initial public offering, has agreed until October 26, 2000, non-qualified options will not be granted at an exercise price of less than 100% of the fair market value of PentaStar's common stock on the date of grant and the terms will not exceed five years. The Board of Directors or a committee appointed by the Board of Directors determines the exercise price of nonqualified stock options. Options granted under the Stock Option Plan vest at the rate specified in the option agreement.

     Upon a change of control (as defined in the Stock Option Plan) of PentaStar, the Board of Directors or a committee appointed by the Board of Directors in its sole discretion, without obtaining shareholder approval unless otherwise required by the Stock Option Plan, may take any or all of the following actions:

     - accelerate or partially accelerate the vesting and exercise date of any outstanding options or make all such options fully vested and exercisable;

     - grant a cash bonus award to any option holder in an amount necessary to pay the option price of all or any portion of the options then held by each option holder;

     - pay cash to any or all option holders in exchange for the cancellation of their outstanding options in an amount equal to the difference between the option price of such options and the greater of the per share

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

       tender offer price, the per share value of the consideration to be paid in the change of control transaction for the underlying stock or the fair market value of the underlying stock on the date of the cancellation of the options;

     - cause the surviving or acquiring corporation to substitute or assume the options; and

     - make any other adjustments or amendments to the outstanding options.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE STOCK OPTION PLAN.

     We have been advised by our counsel that under currently applicable provisions of the Internal Revenue Code ("Code"), the following federal income tax consequences may be expected by a participant and by PentaStar in respect of the grant and exercise of awards under the Stock Option Plan:

     Non-Statutory Stock Options. The grant of an NSO will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of common stock acquired over the exercise price for those shares, and PentaStar will be entitled to a corresponding deduction. The participant also will be subject to FICA tax upon exercise of the NSO. The holding period for capital gains purposes will begin on the date of exercise, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

     The exercise of an NSO through the delivery of previously acquired shares of common stock generally will be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income. The excess shares will have a new holding period for capital gains purposes and a basis equal to the value of such shares determined at the time of exercise.

     Incentive Stock Options. The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of PentaStar or a parent or subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code). If the participant does not sell or otherwise dispose of the common stock within two years from the date of the grant of the ISO or within one year after the transfer of such common stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and PentaStar will not be entitled to any deduction for federal income tax purposes. If the foregoing holding period requirements are not met, the participant generally will realize ordinary income, and a corresponding deduction will be allowed to PentaStar, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. The excess of the fair market value of the shares at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

     The exercise of an ISO through the exchange of previously acquired shares of common stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of an NSO; that is, as a non-taxable, like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the holding period required for the new shares to receive ISO treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero

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or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash.

     If the exercise price of an ISO is paid with shares of common stock of PentaStar acquired through a prior exercise of an ISO, gain will be realized on the shares given up (and will be taxed as ordinary income) if those shares have not been held for the minimum ISO holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares received.

     Withholding of Taxes. Pursuant to the Stock Option Plan, PentaStar may deduct, from any payment or distribution of shares under the Stock Option Plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to PentaStar prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the compensation committee, a participant may elect to satisfy the withholding required, in whole or in part, either by having PentaStar withhold shares of its common stock from any payment under the Stock Option Plan or by the participant delivering shares of PentaStar common stock to PentaStar. The portion of the withholding that is so satisfied will be determined using the fair market value of the common stock on the date when the amount of taxes to be withheld is determined.

     The use of shares of common stock to satisfy any withholding requirement will be treated, for federal income tax purposes, as a sale of such shares for an amount equal to the fair market value of the stock on the date when the amount of taxes to be withheld is determined. If previously-owned shares of PentaStar common stock are delivered by a participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

     Change In Control. Any acceleration of the vesting of NSOs or ISOs under the Stock Option Plan in the event of a change in control in PentaStar may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the participant to a 20% excise tax and which may not be deductible by PentaStar.

     Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Stock Option Plan.

                               EXECUTIVE OFFICERS

     The following table lists the name, age and position of the executive officers of the Company. Additional information regarding the business experience, length of time served in each capacity and other matters relevant to each individual is set forth below the table.

NAME                                         AGE                  POSITION
----                                         ---                  --------
Robert S. Lazzeri..........................  38    Chief Executive Officer and Director
R. Neal Tomblyn............................  44    President and Chief Operating Officer
David L. Dunham............................  41    Chief Financial Officer and Treasurer
Craig J. Zoellner..........................  42    Secretary and Director

     Robert S. Lazzeri  See "Proxy Item 1 -- Election of Directors"

     R. Neal Tomblyn has served as the Company's president and chief operating officer since October 26, 1999. From July 1998 to his employment by the Company, he owned and operated NTC Corporation, a company that provided strategic planning and operational consulting to companies in the communications, Internet and broadband industries. From January 1997 until its acquisition in June 1998, Mr. Tomblyn was chief executive officer of IEG, Inc., a private Internet based multimedia, software and database company. From May 1995 to January 1997, Mr. Tomblyn was president and chief operating officer of Ingenius, an educational programming joint venture of Reuters and Tele-Communications, Inc. From December 1992 to

April 1994, Mr. Tomblyn was the executive director, and from April 1994 to April 1995, Mr. Tomblyn was chief operating officer, of Bell Atlantic Video Services, a start-up subsidiary of Bell Atlantic Corporation. While at Bell Atlantic Video, he helped create an interactive multimedia business and founded the Internet services group for Bell Atlantic Corporation. He has experience working with Regional Bell Operating Companies, Internet Service Providers, inter-exchange carriers such as AT&T and MCI/WorldCom, and cable companies. Mr. Tomblyn holds a B.S. degree from Eastern Kentucky University.

     David L. Dunham has served as the Company's chief financial officer since October 26, 1999 and effective April 24, 2000 has assumed the role as the Company's treasurer. From September 1997 to his employment by the Company, Mr. Dunham was chief financial officer of Strategic Marketing International, LLC, a PGA Tour licensee company that has developed the Golfwatch program for tour events nationwide. Golfwatch provides priority access and hospitality services for PGA Tour spectators for a premium fee. From January 1996 to July 1997, Mr. Dunham was corporate controller for Birner Dental Management Services, Inc., a company that owns and is acquiring dental practices. From September 1989 to December 1995, Mr. Dunham was corporate controller for Gillett Holdings, Inc., a holding company that had 18 subsidiaries in a variety of businesses. Mr. Dunham also worked for Arthur Andersen for eight years, most recently as an audit manager. Mr. Dunham holds a B.S. degree from the University of Wyoming and is a licensed CPA.

     Craig J. Zoellner  See "Proxy Item 1 -- Election of Directors"

DIRECTOR AND OFFICER INVOLVEMENT IN LEGAL PROCEEDINGS

     From January 1995 until November 1996, Richard M. Tyler and Craig J. Zoellner were vice president and secretary and vice president, assistant secretary and director, respectively, of SoftWorld Services Corporation, which provided turnkey manufacturing and fulfillment services to software developers. In April 1997, SoftWorld filed a petition for relief under the Federal Bankruptcy Code and has been liquidated.

     From October 1996 to January 1998, Carleton A. Brown served as a senior vice president of global sales and marketing for Intergram International, Inc. In July 1998, Intergram filed a voluntary petition for relief under Chapter 7 of the Federal Bankruptcy Code. The case is currently pending.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 25, 2000, the names, addresses and number of shares of common stock beneficially owned by each director and executive officer named in the summary compensation table below, all persons known to the management of the Company to be beneficial owners of more than 5% of the outstanding shares of common stock, and by all executive officers and directors of the Company as a group. Where the persons listed have the right to acquire additional shares of common stock through the exercise of options or warrants within sixty days as of April 25, 2000, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership interest of any other person. Unless otherwise indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned.

                                                                 SHARES
                                                              BENEFICIALLY
                                                                 OWNED       PERCENT
                                                              ------------   -------
BACE Investments, LLC(1)(5).................................   1,674,800      34.1
Craig J. Zoellner(2)(5).....................................   1,674,800      34.1
Richard M. Tyler(2)(5)......................................   1,674,800      34.1
Black Diamond Capital, LLC(1)(5)............................     732,419      14.9
  7101 LaVista Place, Suite 100
  Niwot, Colorado 80503
Blair W. McNea(3)(5)........................................     732,419      14.9
  7101 LaVista Place, Suite 100
  Niwot, Colorado 80503
Robert S. Lazzeri(5)........................................     469,499       9.6
Jeffrey A. Veres(4).........................................     424,100       8.6
  7076 S. Alton Way, Suite 100
  Englewood, CO 80503
Carleton A. Brown(6)........................................      10,000         *
Reynaldo U. Ortiz(6)........................................      10,000         *
All directors and executive officers as a group (7
  persons)..................................................   2,238,049      44.7

---------------

Unless otherwise indicated in the table above, the address of each beneficial owner of common stock is 1522 Blake Street, Denver, Colorado, 80202.

 * Asterisks on the foregoing table indicate beneficial ownership of less than 1%.

(1) The shares listed as being owned by BACE Investments, LLC and Black Diamond Capital, LLC include 140,000 and 60,000 shares respectively, that have been placed in escrow pursuant to an agreement with Schneider Securities, Inc. as the representative of the underwriters in the Company's October 26, 1999 public offering as to which BACE Investments, LLC and Black Diamond Capital, LLC will have voting but not dispositive power until the occurrence of certain events (see "Certain Transactions").

(2) The shares listed as being owned by Messrs. Zoellner and Tyler, the members of BACE Investments, LLC, include the shares listed as being owned by BACE Investments, LLC.

(3) The shares listed as being owned by Mr. McNea, the sole member of Black Diamond Capital, LLC include shares listed as being owned by Black Diamond Capital, LLC.

(4) The shares listed as being owned by Mr. Veres include 68,265 shares that are subject to an escrow and contingent stock agreement, as to which he has voting but not dispositive power until the earlier of the sale of all or substantially all of the assets or stock of the Company or October 26, 2004. Mr. Veres is also contractually bound by the Company and Schneider Securities, Inc. as the representative of the underwriters in the Company's October 26, 1999 public offering, not to sell or otherwise dispose of 219,100 shares until October 26, 2001, at which time he may sell up to 33.33% of the shares, an additional 16.67% after October 26, 2002 and the remaining 50% only at the earlier of October 26, 2004 or a purchase of the Company's common stock by an unaffiliated purchaser, subject to certain transfer restrictions (see "Certain Transactions").

(5) BACE Investments, LLC, Black Diamond Capital, LLC and Robert S. Lazzeri are contractually bound by the Company and Schneider Securities, Inc. as the representative of the underwriters in the Company's October 26, 1999 public offering, not to sell or otherwise dispose of the above listed shares until October 26, 2001, at which time they may sell up to 33.33% of the shares, an additional 16.67% after October 26, 2002 and the remaining 50% only at the earlier of October 26, 2004 or a purchase of the Company's common stock by an unaffiliated purchaser, subject to certain transfer restrictions (see "Certain Transactions").

(6) The shares listed as being owned by Messrs. Brown and Ortiz represent shares underlying exercisable stock options to acquire common stock. These persons are contractually bound by the Company and Schneider Securities, Inc. as the representative of the underwriters in the Company's October 26, 1999 public offering, not to sell or otherwise dispose of any shares acquired upon exercise of the options until October 26, 2000.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to the Chief Executive Officer of the Company. Although the salaries of Mr. Tomblyn and Mr. Dunham exceed $100,000, neither of them received compensation of $100,000 or more during the fiscal year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM COMPENSATION
                                     ANNUAL COMPENSATION        -------------------------------------
                                -----------------------------                   SECURITIES
                                 (A)             OTHER ANNUAL    RESTRICTED     UNDERLYING     LTIP      ALL OTHER
NAME AND                 (A)    SALARY   BONUS   COMPENSATION   STOCK AWARDS   OPTIONS/SARS   PAYOUTS   COMPENSATION
PRINCIPAL POSITION       YEAR    ($)      ($)        ($)            ($)            (#)          ($)         ($)
------------------       ----   ------   -----   ------------   ------------   ------------   -------   ------------
Robert S. Lazzeri......  1999   27,877    --          --             --             --          --           --
Chief Executive Officer

---------------

(a) The Company was formed on March 15, 1999, thus the only applicable disclosure year is 1999. Mr. Lazzeri began employment on October 26, 1999.

     The following table sets forth individual grants of stock options and stock appreciation rights ("SARs") made by the Company during the year ended December 31, 1999 to the named executive officers.

                   OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                NUMBER OF      PERCENT OF
                                                SECURITIES       TOTAL
                                                UNDERLYING    OPTIONS/SARS
                                               OPTIONS/SARS    GRANTED TO    EXERCISE OR
                                                 GRANTED      EMPLOYEES IN   BASE PRICE    EXPIRATION
NAME                                               (#)        FISCAL YEAR      ($/SH)         DATE
----                                           ------------   ------------   -----------   ----------
Robert S. Lazzeri............................      n/a            n/a            n/a          n/a
Chief Executive Officer

     The following table summarizes the value of the unexercised options/SARs held by the named executive officers. There were no options exercised during 1999.

                    AGGREGATED OPTION/SAR EXERCISES IN LAST
               FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

                                                                NUMBER OF SECURITIES
                                                                   UNDERLYING THE               VALUE OF UNEXERCISED
                                                                     UNEXERCISED                   "IN-THE-MONEY"
                                                               OPTIONS/SARS AT FY-END          OPTIONS/SARS AT FY-END
                                SHARES ACQUIRED    VALUE     ---------------------------   ------------------------------
                                  ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE(A)   UNEXERCISABLE
NAME                                  (#)           ($)          (#)            (#)             ($)              ($)
----                            ---------------   --------   -----------   -------------   --------------   -------------
Robert S. Lazzeri.............        n/a           n/a          n/a            n/a             n/a              n/a
Chief Executive Officer

                              CERTAIN TRANSACTIONS

     Craig J. Zoellner, Richard M. Tyler, Blair W. McNea, Robert S. Lazzeri and Jeffrey A. Veres are the founders of PentaStar. Mr. Zoellner and Mr. Tyler, who are directors and executive officers of PentaStar, are the members of BACE Investments, LLC ("BACE Investments") and BACE Industries, LLC ("BACE Industries"). Mr. McNea is the sole member of Black Diamond Capital, LLC ("Black Diamond"). Mr. Lazzeri is PentaStar's chief executive officer and a director. Mr. Veres was the shareholder of DMA Ventures, Inc. dba Access Communications ("Access") and became an employee of PentaStar upon PentaStar's acquisition of Access.

     Pursuant to a consulting agreement, effective September 1, 1999, BIBD, LLC ("BIBD") provides consulting services to PentaStar concerning acquisitions. BIBD is owned 60% by BACE Industries and 40% by Black Diamond, and is managed by BACE Industries. BIBD was created for the purpose of entering into the consulting agreement with, and rendering services, to PentaStar and does not have any other activities. BIBD is compensated by a monthly fee that varies from $12,000 per month to $21,000 per month depending on PentaStar's annualized revenue. This fee is also subject to increase based on the Consumer Price Index. PentaStar is obligated to reimburse BIBD for expenses incurred in providing services under the consulting agreement and to provide medical, dental, disability and other similar benefits for up to six employees or members of BIBD, BACE Industries and Black Diamond. PentaStar made payments to BIBD of $67,000 during the period from inception (March 15, 1999) through December 31, 1999. BIBD, BACE Industries and Black Diamond are subject to non-competition provisions expiring one year after the termination of the consulting agreement and are subject to confidentiality provisions. The consulting agreement continues in effect until the earliest of:

     - PentaStar's termination of the consulting agreement for cause;

     - BIBD's termination of the consulting agreement on 30 days prior notice;
       or

     - automatic termination upon PentaStar's sale of all or substantially all of its assets or its acquisition for cash by an unaffiliated party, or upon PentaStar becoming the subject of a proceeding under Chapter 11 of the Federal Bankruptcy Code.

     On March 17, 1999, PentaStar issued 1,708,979 shares of common stock to BACE Investments for $500.

     On March 31, 1999, PentaStar issued 732,419 shares of common stock to Black Diamond, for $321; 469,499 shares of common stock to Robert S. Lazzeri for $206; and 219,100 shares of common stock to Jeffrey A. Veres for $96.

     On March 31, 1999, Mr. Lazzeri, entered into agreements with each of BACE Investments and Black Diamond pursuant to which Mr. Lazzeri purchased for $10.00 options to buy 167,480 shares of PentaStar's common stock held by BACE Investments and 73,242 shares of PentaStar's common stock held by Black Diamond. These options became effective on October 26, 1999 and can be exercised upon the earlier of a sale of all or substantially all of PentaStar's assets or stock or March 31, 2000. The options terminate on March 31, 2004. The exercise price per share is $10.00.

     During 1999, PentaStar issued promissory notes totaling $86,000 to BACE Industries for funds loaned by BACE Industries to PentaStar for its use to pay expenses associated with the organization of PentaStar, the acquisitions of ICM Communications Integrations, Inc. ("ICM") and Access and the initial public offering. The notes bear interest at 5% per annum. At September 23, 1999, the outstanding principal amount of the notes was $86,000. On September 23, 1999, the promissory notes were assigned from BACE Industries to BACE Investments. Immediately prior to the initial public offering, PentaStar issued 86 shares of Series A preferred stock to BACE Investments as payment in full of the principal amount of the notes. The Series A preferred stock:

     - has a stated value of $1,000 per share for dividend and liquidation purposes;

     - bears dividends on the stated value at the rate of 5% per year, payable annually;

     - is non-voting (except for the limited voting rights mandated by the Delaware General Corporation Law);

     - is not convertible into common stock or any other capital stock of PentaStar;

     - is not redeemable or callable; and

     - is junior to all other preferred stock.

     PentaStar leases 1,875 square feet of office space from BACE Real Estate, LLC, which is owned by BACE Industries, for $3,000 per month (subject to increases based on the Consumer Price Index and increases in operating expenses). This lease agreement has a 36-month term commencing September 1, 1999.

     PentaStar and Mr. Veres are parties to an agreement pursuant to which PentaStar acquired Access on October 26, 1999 for $189,000 in cash and 205,000 shares of PentaStar common stock.

     PentaStar also entered into an employment agreement with Mr. Veres effective upon the acquisition of Access. Mr. Veres' employment agreement has a term from October 26, 1999 until the earlier of the date of a change of control of PentaStar (as defined in the agreement) or October 26, 2004 provided that it can be earlier terminated for cause (as defined in the agreement). Mr. Veres' annual salary is $120,000 and he is eligible to receive an annual cash bonus of up to 5% of his area's operating income before amortization expense. This agreement generally restricts Mr. Veres from competing with PentaStar for a period that is the greater of three years from the date of the agreement or one year after his termination date. PentaStar will also reimburse Mr. Veres for reasonable out-of-pocket expenses and he will be eligible to participate in PentaStar's benefit plans and programs.

     PentaStar leases 4,800 square feet of office space from Mr. Veres for $3,000 per month, under a lease that expires on December 31, 2001.

     BACE Investments, Black Diamond, Mr. Lazzeri and Mr. Veres have entered into agreements with PentaStar and Schneider Securities, Inc. as the representative of the underwriters in the Company's October 26, 1999 public offering restricting the transfer of their stock.

     They are contractually bound not to sell or otherwise dispose of any of the 3,095,818 shares of PentaStar common stock that they owned prior to the initial public offering date of October 26, 1999, or any stock dividends issued on those shares, for 24 months after the completion of the offering. They may sell up to 33.33% of the shares after 24 months, an additional 16.67% after 36 months and the remaining 50% only at the earlier of (1) five years after the completion of the offering or (2) a bonafide tender offer, offer to merge or acquisition of PentaStar's equity securities by an unaffiliated purchaser, effected pursuant to a vote in favor of the transaction by a majority of the shareholders, pursuant to which:

     - if the transaction occurs within 24 months of the offering date, the public shareholders of PentaStar receive cash or securities that are listed or to be listed, or qualified in all respects for listing, on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market(R) equal in value to at least two times the initial public offering price per share of PentaStar's common stock; or

     - if the transaction occurs more than 24 months after the offering date, the public shareholders of PentaStar receive cash or securities equal in value to at least one and one-half times the initial public offering price per share of PentaStar's common stock.

     The representative of the underwriters has agreed that it will not waive, shorten or otherwise modify these transfer restrictions. The restrictions on sale described in this paragraph will not apply:

     - if for 60 consecutive trading days commencing at least 90 days after the date of the offering, PentaStar's common stock trades in the public market at a price of not less than 150% of the initial public offering per share;

     - if for 90 consecutive trading days commencing at least 12 months after the date of the offering, PentaStar's common stock trades in the public market at a price of not less than 110% of the initial public offering price per share;

     - if for any fiscal year ending after the date of the offering, PentaStar has earnings per share of at least (1) 5% of the initial public offering price per share of common stock for that fiscal year, (2) 4% of the initial public offering price per share of common stock for that fiscal year and for the prior fiscal year, calculated independently, whether or not the prior fiscal year ended after the date of the offering, or (3) 3% of the initial public offering price per share of common stock for that fiscal year and for each of the two prior fiscal years, calculated independently, whether or not the prior fiscal years ended after the date of the offering;

     - if the common stock becomes a "covered security" as that term is defined in subsection 18(b)(1)(a) of the Securities Act;

     - to any transfers by will or descent and distribution;

     - to any transfers by court order;

     - to charitable contributions;

     - to transfers among BACE Investments, Black Diamond, Mr. Lazzeri and Mr. Veres; or

     - to any transaction approved by a majority of the shareholders of PentaStar other than BACE Investments, Black Diamond, Mr. Lazzeri and Mr. Veres.

     In addition, BACE Investments will deposit 140,000 shares and Black Diamond will deposit 60,000 shares of common stock of PentaStar owned by those shareholders in an escrow account pursuant to an escrow agreement with the representative and American Securities Transfer & Trust, Inc. The common stock deposited in the escrow account will be subject to release to the shareholders on the earlier to occur of:

     - PentaStar achieving pro forma (based on a full 12-month period for all acquired operations, giving effect to such acquisitions as if they had occurred on January 1, 2000) adjusted diluted earnings per share of $0.50 in fiscal year 2000;

     - PentaStar achieving pro forma (based on a full 12-month period for all acquired operations, giving effect to such acquisitions as if they had occurred on January 1, 2001) adjusted diluted earnings per share of $1.25 in fiscal year 2001;

     - a merger, acquisition or exchange in which PentaStar is not the surviving entity or in which the shareholders of PentaStar own less than 50% of the outstanding capital stock of the surviving entity following that transaction or the sale of all or substantially all of the assets of PentaStar that is approved by a majority of the holders of the outstanding shares, excluding the shares held in the escrow account; or

     - seven years after the initial public offering or October 26, 2006.

     PentaStar believes that the transactions summarized above were made on terms no less favorable than terms PentaStar could have obtained from unaffiliated third parties. At the time certain of these transactions were entered into, we lacked sufficient disinterested independent directors to ratify those transactions. Those transactions were subsequently ratified by Carleton A. Brown, the independent director of PentaStar prior to the initial public offering. The Board of Directors has determined that any future transactions between PentaStar and its officers, directors or principal shareholders will be approved by a majority of the disinterested independent directors who have access, at PentaStar's expense, to PentaStar's counsel or independent legal counsel and will be on terms no less favorable than PentaStar could obtain from an unaffiliated third party. The Board of Directors may obtain independent counsel or other independent advice to assist in that determination.

     In connection with the acquisition of ICM, PentaStar acquired a note receivable from Network Communications, Inc. ("NCI"). NCI is owned by certain of the previous shareholders of ICM, who, upon PentaStar's acquisition of ICM, became shareholders of PentaStar. At December 31, 1999, NCI owed PentaStar $601 under the terms of the note receivable for cash advances, commissions payable to ICM and shared expenses. Subsequent to December 31, 1999, PentaStar acquired the assets of NCI pursuant to an Asset Purchase Agreement for cash and forgiveness of the outstanding balance of the note receivable.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities ("10% Shareholders"), to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% Shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such reports received by the Company, the Company believes that for the fiscal year 1999, all Section 16(a) filing requirements applicable to its officers, directors and 10% Shareholders were in compliance.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen, LLP, served as the Company's independent public accountants for the fiscal year ended December 31,1999 and will continue to serve as the Company's independent public accountants in 2000. A representative of Arthur Andersen is expected to attend the Annual Meeting, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from shareholders.

                                 ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, including financial statements, is being mailed with this Proxy Statement. If, for any reason you do not receive your copy of the Report, please contact Ms. Nancy Shipp, Director of Investor Relations, PentaStar Communications, Inc., 1522 Blake Street, Denver, CO 80202, and another will be sent to you.

                SHAREHOLDER PROPOSAL FOR THE 2001 ANNUAL MEETING

     Proposals of shareholders that are intended to be presented by such shareholders at the Company's 2001 annual meeting must be received by the Company no later than December 27, 2000 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

     In addition, a shareholder-sponsored proposal submitted outside of the process of Rule 14a-8 under the Securities Exchange Act of 1934 (i.e., a proposal to be presented at the next annual meeting of shareholders but not submitted for inclusion in the Company's proxy statement) will be considered untimely under the Company's bylaws unless it contains the information required under the bylaws and is received by the close of business no later than March 3, 2001 and not earlier than the close of business on February 1, 2001 provided, however, that in the event the date of the annual meeting is advanced or delayed more than 30 days after the anniversary of the preceding annual meeting, notice must be delivered not earlier than the close of business on the 120 days prior to such annual meeting and not later than the close of business on the later of 90 days prior to such annual meeting or 10 days following the day on which a public announcement of the date of such annual meeting is made.

                                            By Order of the Board of Directors

                                                  /s/ ROBERT S. LAZZERI
                                            ------------------------------------
                                                     Robert S. Lazzeri
                                                  Chief Executive Officer

Dated: May 5, 2000
Denver, CO

                                   APPENDIX 1

PROXY                    PENTASTAR COMMUNICATIONS, INC.                    PROXY
                             ---------------------

              PROXY SOLICITED BY BOARD OF DIRECTORS OF THE COMPANY

     The undersigned shareholder of PentaStar Communications, Inc., a Delaware corporation (the "Company"), hereby appoints Robert S. Lazzeri or David L. Dunham as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Annual Meeting") to be held at The Oxford Hotel, 1600 17th Street, Denver, Colorado, 80202 on Wednesday, May 31, 2000 at 10:00 a.m. (Denver time), and at every postponement or adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the Annual Meeting.

     THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS:

1. FOR          [ ] All Nominees as Directors --
                    Carleton A. Brown and Reynaldo U. Ortiz.

  WITHHELD      [ ] From All Nominees.

  FOR           [ ] All Nominees Except the Following:

2. The approval to amend the PentaStar Communications, Inc. Stock Option Plan which will increase the number of shares under the plan by 500,000 shares;

                 [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

3. Any matter that may properly come before the Annual Meeting

     THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR ALL NOMINEES AS DIRECTORS AND THE AMENDMENT TO THE STOCK OPTION PLAN. IF ANY FURTHER MATTERS COME BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE ANNUAL MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. Please date and sign (exactly as the name appears on this Proxy card) and return promptly. If no date is stated by the Shareholder, the Proxy is deemed to bear the date upon which it was mailed to the Shareholder.

2. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, American Securities Transfer & Trust, Inc., P.O. Box 1596, Denver, Colorado 80201-1596 not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the day of the Annual Meeting or any postponement or adjournment thereof.

                                       DATED this      day of       , 2000.

                                       ------------------------------------
                                       Signature of Shareholder

                                       ------------------------------------
                                       (Please print name of Shareholder)

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

                                   APPENDIX 2

                AMENDMENT TO THE PENTASTAR COMMUNICATIONS, INC.
                               STOCK OPTION PLAN

     1. Section 4.1 of the PentaStar Communications, Inc. Stock Option Plan (the "Plan") is hereby amended by deleting the phrase "1,000,000 Shares" therefrom and substituting therefor "1,500,000 Shares."

     2. This amendment is subject to the approval by a majority of shares of common stock of PentaStar Communications, Inc. present and entitled to vote on the matter at the 2000 annual meeting of shareholders and shall not become effective until such approval is obtained.

     3. Except as amended by Paragraph 1 above, the Plan remains in full force an effect.

     IN WITNESS WHEREOF this Amendment is executed this 24th day of April 2000.

                                            By Order of the Board of Directors

                                                  /s/ ROBERT S. LAZZERI
                                            ------------------------------------
                                                     Robert S. Lazzeri
                                                  Chief Executive Officer

Dated: April 24, 2000
Denver, CO

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